UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2011
CAMBIUM LEARNING GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17855 North Dallas Parkway, Suite 400, Dallas, Texas	75287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 214-932-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 9, 2011, Cambium Learning Group, Inc. (the “Company”) issued a press release and hosted a conference call announcing its financial results for the three and six months ended June 30, 2011. A copy of the press release and a transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively.
This press release attached hereto as Exhibit 99.1 and the transcript attached hereto as Exhibit 99.2, insofar as they disclose historical information regarding the Company’s results of operations and or financial condition for the three and six months ended June 30, 2011, are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.
Item 3.02 Unregistered Sales of Equity Securities.
On August 11, 2011, VSS-Cambium Holdings III, LLC (the “Stockholder”), a Delaware limited liability company and affiliate of the investment firm Veronis Suhler Stevenson (“VSS”), exercised its subscription rights to purchase 7,246,376 shares of common stock, par value $0.001 per share (“Common Stock”), of Cambium Learning Group, Inc., a Delaware corporation (the “Company”), at a purchase price of $2.76 per share, or an aggregate purchase price of $19,999,997.76. The purchase price per share was equal to 90% of the volume-weighted average price of the Common Stock measured over the ten-trading-day period immediately preceding the issuance and sale of the shares of Common Stock, in accordance with the terms of the Stockholders Agreement, dated as of December 8, 2009, and amended on April 12, 2011 (the “Stockholders Agreement”), by and among the Company, the Stockholder and Vowel Representative, LLC, as Stockholders’ Representative, entered into in connection with the mergers of Voyager Learning Company and VSS-Cambium Holdings II Corp. (the “Mergers”) completed on December 8, 2009.
As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), the subscription rights were granted to the Stockholder pursuant to the Stockholders Agreement in connection with the Mergers and certain transactions contemplated in connection therewith. Additional information regarding the Stockholders Agreement is set forth in Amendment No. 3 to the Company’s Registration Statement on Form S-4 (File No. 333-161075) (the “Form S-4”) filed with the SEC on November 10, 2009, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 10, 2011, and a copy of the Stockholders Agreement is filed as Annex L to the Form S-4. Amendment No. 1 to the Stockholders Agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2011 (the “Form 8-K”), and a copy of such amendment is filed as Exhibit 99.1 to the Form 8-K.
The sale of the securities described herein was made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided under Section 4(2) of the Securities Act and Regulation D promulgated thereunder for transactions by an issuer not involving a public offering. The purchaser of the securities is an “accredited investor” within the meaning of Regulation D. The securities have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from such registration requirements, and appropriate restrictive legends were affixed to the certificate representing the Common Stock purchased by the purchaser. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.
On August 11, 2011, the Company issued a press release announcing the transaction described above. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 9, 2011
99.2	Transcript of Cambium Learning Group’s investor conference call held on August 9, 2011
99.3	Press Release, dated August 11, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer of the registrant.
Date: August 11, 2011

CAMBIUM LEARNING GROUP, INC.
By:	/s/ Bradley C. Almond
Bradley C. Almond
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated August 9, 2011
99.2	Transcript of Cambium Learning Group’s investor conference call held on August 9, 2011
99.3	Press Release, dated August 11, 2011